TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Trade receivables:
Trade receivables	$ 178,933	$ 162,580
Allowance for doubtful debts	(13,870)	(9,036)	$ (22,376)
Trade receivables, net	165,063	153,544
Other receivables:
Prepaid expenses	13,110	14,053
Loan to third party	480	689
Institutions	1,050	1,165
Pledged deposits	2,647	872
Other	949	836
Other receivables	$ 18,236	$ 17,615